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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No. 1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    APRIL 20, 2005
                                                -------------------------


                     UNITED AMERICAN HEALTHCARE CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          MICHIGAN                     000-18839                38-2526913
---------------------------    ------------------------  -----------------------
(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                     File Number)          Identification No.)


300 RIVER PLACE, SUITE 4950, DETROIT, MICHIGAN                      48207
--------------------------------------------------------------------------------
  (Address of principal executive offices)                         (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (313) 393-4571
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act.
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 8.01.  OTHER EVENTS.

Supplementing the disclosure in Item 8.01 of the Form 8-K Current Report filed on April 21, 2005:

Attached as an exhibit to this Form 8-K/A is a copy of the Notice of Administrative Supervision issued by the Commissioner of the State of Tennessee Department of Commerce and Insurance, as received by facsimile from the Department on April 20, 2005 by UAHC Health Plan of Tennessee, Inc.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.2 Notice of Administrative Supervision issued by the Commissioner of the State of Tennessee Department of Commerce and Insurance, dated April 20, 2005.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 21, 2005                    UNITED AMERICAN HEALTHCARE CORPORATION


                                         By:   /s/ Stephen D. Harris
                                            ------------------------
                                              Name:   Stephen D. Harris
                                              Title:  Chief Financial Officer

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                                                   EXHIBIT INDEX


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Exhibit No.    Description
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

     99.2 Notice of Administrative Supervision issued by the Commissioner of the State of Tennessee Department of Commerce and Insurance, dated April 20, 2005.



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